Fair Value Measurements	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurements
12. Fair Value Measurements and Financial Instruments
a) Fair Value Measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instruments and other non-financial assets.

Cash and cash equivalents and restricted cash – The fair value of the Company’s cash and cash equivalents and restricted cash approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Vessels and equipment and assets held for sale – The estimated fair value of the Company’s vessels and equipment and assets held for sale was determined based on discounted cash flows, appraised values and contractual sales prices. In cases where an active second-hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second-hand sale and purchase market exists, an appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company. Other assets held for sale include working capital balances and the fair value of such amounts generally approximate their carrying value.

Loans to equity-accounted investments and joint venture partners – The fair value of the Company’s loans to joint ventures and joint venture partners approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Long-term debt – The fair value of the Company’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company. Alternatively, if the fixed-rate and variable-rate long-term debt is held for sale the fair value is based on the estimated sales price.

Long-term obligation related to finance leases – The fair value of the Company's long-term obligation related to finance leases is estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities.

Derivative instruments – The fair value of the Company’s derivative instruments is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, foreign exchange rates, and the current credit worthiness of both the Company and the derivative counterparties. The estimated amount is the present value of future cash flows. The Company transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction and requires no collateral from these institutions. Given the current volatility in the credit markets, it is reasonably possible that the amounts recorded as derivative assets and liabilities could vary by material amounts in the near term.

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.Observable inputs such as quoted prices in active markets;
Level 2.Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3.Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Company’s financial instruments that are not accounted for at a fair value on a recurring basis.

		December 31, 2019		December 31, 2018
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring
Cash, cash equivalents and restricted cash	Level 1	454,867	454,867	505,639	505,639
Derivative instruments (note 16)
Interest rate swap agreements – assets (1)	Level 2	3,099	3,099	9,640	9,640
Interest rate swap agreements – liabilities (1)	Level 2	(52,453)	(52,453)	(43,175)	(43,175)
Cross currency interest swap agreements – assets (1)	Level 2	—	—	—	—
Cross currency interest swap agreements – liabilities (1)	Level 2	(42,104)	(42,104)	(29,122)	(29,122)
Foreign currency contracts	Level 2	(202)	(202)	—	—
Stock purchase warrants	Level 3	—	—	12,026	12,026
Freight forward agreements	Level 2	(86)	(86)	(57)	(57)
Non-recurring
Vessels held for sale (notes 6 and 19)	Level 2	37,240	37,240	—	—
Other (2)
Short-term debt (note 8)	Level 2	(50,000)	(50,000)	—	—
Long-term debt – public (note 9)	Level 1	(619,794)	(655,977)	(856,986)	(851,470)
Long-term debt – non-public (note 9)	Level 2	(2,207,358)	(2,180,440)	(2,462,537)	(2,395,300)
Obligations related to finance leases, including current portion (note 11)	Level 2	(1,825,692)	(1,877,558)	(1,673,845)	(1,652,345)

(1)
The fair value of the Company’s interest rate swap and cross currency swap agreements at December 31, 2019 includes $3.4 million (December 31, 2018 – $3.2 million) accrued interest expense which is recorded in accrued liabilities on the consolidated balance sheets.

(2)
In the consolidated financial statements, the Company’s loans to and investments in equity-accounted investments form the aggregate carrying value of the Company’s interests in entities accounted for by the equity method. The fair value of the individual components of such aggregate interests is not determinable.

Stock purchase warrants – Prior to the 2019 Brookfield Transaction, Teekay held 15.5 million common unit warrants (or the Brookfield Transaction Warrants) issued by Altera to Teekay in connection with the 2017 Brookfield Transaction (see Note 4) and 1,755,000 warrants to purchase common units of Altera issued to Teekay in connection with Altera's private placement of Series D Preferred Units in June 2016 (or the Series D Warrants). In May 2019, Teekay sold to Brookfield all of the Company’s remaining interests in Altera, which included, among other things, both the Brookfield Transaction Warrants and Series D Warrants.

Changes in fair value during the years ended December 31, 2019 and 2018 for the Company’s Brookfield Transaction Warrants and the Series D Warrants, which were measured at fair value using significant unobservable inputs (Level 3), are as follows:

	Year Ended December 31,
	2019 $	2018 $
Fair value at the beginning of the year	12,026	30,749
Fair value on acquisition/issuance	—	2,330
Unrealized gain (loss) included in earnings	26,900	(21,053)
Realized loss included in earnings	(25,559)	—
Settlements	(13,367)	—
Fair value at the end of the year	—	12,026

b) Financing Receivables

The following table contains the carrying value of the Company's financing receivables by type of borrower, the method by which the Company monitors the credit quality of its financing receivables on a quarterly basis, and the grade as of December 31, 2019.

			December 31,
Class of Financing Receivable	Credit Quality Indicator	Grade	2019 $	2018 $
Direct financing leases and sales-type leases	Payment activity	Performing	818,809	575,163
Other loan receivables
Loans to equity-accounted investments and joint venture partners	Other internal metrics	Performing	70,784	231,404
Long-term receivable and accrued revenue included in accounts receivable and other assets	Payment activity	Performing	8,092	15,694
			897,685	822,261